UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                      Washington, DC 20549

                            FORM 8-K
                         CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) FEBRUARY 22, 2001









                ASSOCIATED GOLF MANAGEMENT, INC.
     (Exact name of registrant as specified in its charter)







Nevada                 000-26997                  84-1351409
(State of             (Commission           (I.R.S. Employer
organization)         File Number)       Identification No.)

11007 North 56th Street, Suite 204, Temple Terrace, Florida 33617
(Address of principal executive offices)

Registrant's telephone number, including area code (813) 988-7775


ITEM 4    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On  February  14,  2001,  the Company  dismissed  its  certifying accountant, Stefanou & Company, LLP ("Stefanou"). Stefanou's report on the financial statements for the year ended December 31, 1998 did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that their report for the year ended December 31, 1998 contained an explanatory paragraph regarding the substantial doubt about the Company's ability to continue as a going concern The decision to dismiss Stefanou was approved by the Company's Board of Directors. During the years ended December 31, 1998 and 1997, and the subsequent interim period through February 14, 2001, the Company has not had any disagreements with Stefanou on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

Stefanou's letter, which is required pursuant to Item 304(a)(3) of Regulation S-B, is attached.

                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

                           Associated Golf Management, Inc.

                           By: /s/ Eddie Pearce
                               Eddie Pearce, President

			   Date Feb. 15, 2001